EXHIBIT 23

           CONSENT OF INDEPENDENT CERTIFIED ACCOUNTANT

     We hereby consent to the use of our report on the financial statements of Peoples Bancshares, Inc. and Subsidiary, incorporated by reference into this Current Report on Form 8-K.



                                   /s/  GRA, Thompson, White & Co., P.C.


September 8, 1997
Merriam, Kansas